EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned each agree that (i) the statement on Schedule 13G relating to the common stock of Antero Resources Corporation, a Delaware corporation, has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13G will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such statement on Schedule 13G as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.  In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement as of October 31, 2013.

JOINT FILERS’ SIGNATURES

Date: November 1, 2013
WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By: Warburg Pincus Partners LLC, its general partner
By: Warburg Pincus & Co., its managing member

	By:	/s/ Steven G. Glenn
	Name:	Steven G. Glenn
	Title:	Attorney-in-Fact*

WARBURG PINCUS NETHERLANDS PRIVATE EQUITY VIII C.V. I

By: Warburg Pincus Partners LLC, its general partner
By: Warburg Pincus & Co., its managing member

	By:	/s/ Steven G. Glenn
	Name:	Steven G. Glenn
	Title:	Attorney-in-Fact*

WP — WPVIII INVESTORS, L.P.

By: WP — WPVIII Investors, LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

	By:	/s/ Steven G. Glenn
	Name:	Steven G. Glenn
	Title:	Attorney-in-Fact*

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

	By:	/s/ Steven G. Glenn
	Name:	Steven G. Glenn
	Title:	Attorney-in-Fact*

WARBURG PINCUS X PARTNERS, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Steven G. Glenn
Name:	Steven G. Glenn
Title:	Attorney-in-Fact*

WARBURG PINCUS PRIVATE EQUITY X O&G, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Steven G. Glenn
Name:	Steven G. Glenn
Title:	Attorney-in-Fact*

WP ANTERO, LLC

By: WP Antero Holdco, LLC, its managing member
By: WP Antero Topco, Inc. its managing member

By:	/s/ Steven G. Glenn
Name:	Steven G. Glenn
Title:	Director

WARBURG PINCUS X, L.P.

By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Steven G. Glenn
Name:	Steven G. Glenn
Title:	Attorney-in-Fact*

WARBURG PINCUS X LLC

By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Steven G. Glenn
Name:	Steven G. Glenn
Title:	Attorney-in-Fact*

WP — WPVIII INVESTORS LLC

By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Steven G. Glenn
Name:	Steven G. Glenn
Title:	Attorney-in-Fact*

WARBURG PINCUS PARTNERS LLC

By: Warburg Pincus & Co., its managing member

By:	/s/ Steven G. Glenn
Name:	Steven G. Glenn
Title:	Attorney-in-Fact*

WARBURG PINCUS & CO.

By:	/s/ Steven G. Glenn
Name:	Steven G. Glenn
Title:	Attorney-in-Fact*

WARBURG PINCUS LLC

By:	/s/ Steven G. Glenn
Name:	Steven G. Glenn
Title:	Managing Director

CHARLES R. KAYE

By:	/s/ Steven G. Glenn
Steven G. Glenn, Attorney-in-Fact*

JOSEPH P. LANDY

By:	/s/ Steven G. Glenn
Steven G. Glenn, Attorney-in-Fact*

*                 The Power of Attorney given by each of Warburg Pincus & Co., Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on January 15, 2013 as an exhibit to a statement on Schedule 13D/A filed by Warburg Pincus Private Equity X, L.P. with respect to Talon Therapeutics, Inc. and is hereby incorporated by reference.